UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2024
_________________________
FOCUS IMPACT ACQUISITION CORP.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-40977	86-2433757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Avenue of the Americas, 33rd Floor New York, NY	10105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 213-0243
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	FIACU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	FIAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	FIACW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
Amendment No. 2 to Sponsor Side Letter Agreement and Waiver of Sponsor Lock up Agreement
On October 29, 2024, Focus Impact Acquisition Corp. (“FIAC”) entered into an amendment (the “Amendment to the Sponsor Side Letter Agreement”) to the side letter agreement, dated September 12, 2023, which was subsequently amended on May 1, 2024, by and among FIAC and Focus Impact Sponsor, LLC (“Sponsor”). Pursuant to the Amendment to the Sponsor Side Letter Agreement, FIAC is amending the transfer restrictions included therein to enable the Sponsor to transfer on October 29, 2024 up to 5,750,000 shares of common stock of the Company (such shares of common stock that are being transfered, the “Sponsor Shares”) to (i) certain advisor parties in full or partial satisfaction of such advisor parties’ fees and expenses incurred in connection with the the proposed business combination (the “Business Combination”) with DevvStream Holdings Inc. (“DevvStream”) (approximately $15.1 million of fees and expenses are being satisfied through the transfer of Sponsor Shares to advisor parties), (ii) certain investors subscribing to PIPE Agreements (as defined below), and (iii) the Investor (as defined below) as consideration for the execution of the ELOC Agreement (as defined below). On October 29, 2024, FIAC has also determined that it is advisable and in the best interest of FIAC and its stockholders to waive the transfer restrictions to which the Sponsor Shares were subject and that were included in the certain letter agreement, dated November 1, 2021, by and between FIAC and the Sponsor. In connection with the closing of the Business Combination, the Sponsor will be issued New PubCo Common Shares (as defined below) in an amount that is equal to the number of Sponsor Shares that the Sponsor is agreeing to transfer prior to the closing of the Business Combination, as described in the foregoing  items (i) to (iii).
A copy of the Amendment to the Sponsor Side Letter Agreement is filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Amendment to the Sponsor Side Letter Agreement is qualified in its entirety by reference thereto.
Monroe Agreement
On October 29, 2024, FIAC entered into a contribution and exchange agreement (the “Monroe Agreement”), pursuant to which, among other things, Crestmont Investments LLC, a Delaware limited liability company, will, immediately following the closing of the Business Combination, contribute 2,000,000 units representing 50% of the limited liability company interests in Monroe Sequestration Partners LLC, a Delaware limited liability company, in exchange for 2,000,000 common shares (“New PubCo Common Shares”) of the post-Business Combination company (“New PubCo”), subject to the terms and conditions described in the Monroe Agreement.
A copy of the Monroe Agreement is filed with this Current Report as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Monroe Agreement is qualified in its entirety by reference thereto.
PIPE Agreements
On October 29, 2024, FIAC also entered into (i) certain subscription agreements with certain investors, including Helena Global Investment Opportunities I Ltd. (the “PIPE Agreements”), pursuant to which the Sponsor transferred 1,547,668 Sponsor Shares to such investors on October 29, 2024 (which will convert into 1,500,000 New PubCo Common Shares in connection with the closing of the Business Combination) and, immediately prior to the closing of the Business Combination, the investors will subscribe for 201,000 shares of Class A common stock of FIAC for $2,250,000 in aggregate, in each case, in accordance with the terms and conditions of the PIPE Agreements (such shares of Class A common stock of FIAC will automatically convert into 194,809 New PubCo Common Shares upon consummation of the Business Combination), and (ii) certain carbon credit subscription agreements with  investors, including Karbon-X Corp (the “Carbon Subscription Agreements”),  pursuant to which, immediately following the closing of the Business Combination, New PubCo will issue 3,249,877 New PubCo Common Shares in aggregate to such investors, in each case, in accordance with the terms and conditions of the applicable Carbon Subscription Agreement.  Pursuant to a Registration Rights Agreement, dated October 29, 2024, by and between Karbon-X Corp and FIAC, Karbon-X Corp will also be granted customary registration rights with respect to the New PubCo Common Shares that it will purchase pursuant to a Carbon Subscription Agreement. The Carbon Subscription Agreements are being executed in connection with certain Carbon Credit Purchase Agreements with DevvStream (the “Carbon Credit Purchase Agreements”), pursuant to which DevvStream is purchasing carbon credits from certain sellers (“Carbon Credit Sellers”). The New PubCo Common Shares that are being issued to such Carbon Credit Sellers pursuant to the Carbon Subscription Agreements are being issued to the Carbon Credit Sellers in satisfaction of the purchase price owed to them under the Carbon Credit Purchase Agreements.
A form of PIPE Agreement and Carbon Subscription Agreement are filed with this Current Report as Exhibits 10.3 and 10.4, respectively, and a copy of the Registration Rights Agreement is filed with this Current Report as Exhibit 10.5. Each of Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5 is incorporated herein by reference and the foregoing description of the PIPE Agreements and Carbon Subscription Agreements is qualified in its entirety by reference thereto.

ELOC Agreement
On October 29, 2024, FIAC entered into that certain equity line of credit purchase agreement with Helena Global Investment Opportunities I Ltd. (the “Investor”) and the Sponsor (the “ELOC Agreement”). Pursuant to the ELOC Agreement, New PubCo will have the right to issue and to sell to the Investor from time to time, as provided in the ELOC Agreement, up to $40,000,000 of New PubCo Common Shares following the closing of the Business Combination and the effectiveness of the registration statement registering the New PubCo Common Shares being sold under the ELOC Agreement (the “Registration Statement”), and subject to the conditions set forth therein. As a commitment fee in connection with the execution of the ELOC Agreement, the Sponsor will transfer a certain number of Sponsor Shares to the Investor. Further, following the closing of the Business Combination and promptly following the effectiveness of the Registration Statement, New PubCo will issue to the Investor an amount of New PubCo Common Shares equal to $125,000 divided by the greater of (i) the lowest one day VWAP during the five trading days immediately preceding the effectiveness date of such Registration Statement and (ii) $0.75.
A copy of the ELOC Agreement is filed with this Current Report as Exhibit 10.6 and is incorporated herein by reference, and the foregoing description of the ELOC Agreement is qualified in its entirety by reference thereto.
Waiver to Certain Business Combination Conditions Precedent

On October 29, 2024, FIAC, DevvStream and Focus Impact Amalco Sub Ltd. entered into a waiver (the “Waiver”) to the Business Combination Agreement, dated September 12, 2023, by and between FIAC, DevvStream and Focus Impact Amalco Sub Ltd. (as amended by Amendment No. 1 to the Business Combination Agreement dated May 1, 2024 and as further amended by Amendment No. 2 to the Business Combination Agreement dated August 10, 2024, the “Business Combination Agreement”), pursuant to which the parties to the Business Combination Agreement mutually agreed, among other things, that the following will not cause a failure of any condition set forth in the Business Combination Agreement to be met or be considered a Company Material Adverse Effect (as defined in the Business Combination Agreement): (i) election by DevvStream to halt trading of its stock on Cboe Canada, (ii) termination by David Oliver of any agreements by and between him and DevvStream, (iii) termination by David Oliver of his status as an individual independent contractor of DevvStream, (iv) failure by David Oliver to deliver an employment agreement with New PubCo, (v) any Action (as defined in the Business Combination Agreement) or Proceeding (as defined in the Business Combination Agreement) threatened or brought against DevvStream by David Oliver or his Affiliates (as defined in the Business Combination Agreement), or (vi) any changes or effects directly or indirectly attributable to, resulting from, relating to or arising out of the foregoing clauses (i)-(v).

A copy of the Waiver is filed with this Current Report as Exhibit 10.7 and is incorporated herein by reference, and the foregoing description of the Waiver is qualified in its entirety by reference thereto.
Item 3.02	Unregistered Sales of Equity Securities.
The information described in Item 1.01 of this Current Report regarding the issuance of New Pubco Common Shares or shares of Class A common stock of FIAC is incorporated herein. The issuance of New Pubco Common Shares or shares of Class A common stock of FIAC pursuant to the Monroe Agreement, certain of the PIPE Agreements and Carbon Subscription Agreements and to the sponsor under the amended side letter, as applicable, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and have been issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.
Item 8.01	Other Events
Pro forma condensed combined balance sheet of DevvStream
In order to reflect the pro forma impact of the transactions described in Item 1.01 of this Current Report on DevvStream, DevvStream prepared an unaudited pro forma condensed combined balance sheet as of June 30, 2024 and an unaudited pro forma combined income statement for the first six fiscal months of 2024 of  DevvStream and FIAC. FIAC is furnishing a copy of such pro formas as Exhibit 99.1 of this Current Report. The unaudited pro forma condensed combined financial balance sheet and income statement are presented for illustrative purposes only and are based on certain assumptions and DevvStream's management's current best estimates. Therefore, the unaudited pro forma condensed combined financial information included in this Current Report is not necessarily indicative of the financial position or results that will be achieved upon closing of the Business Combination. The financial position and results of DevvStream after closing of the Business Combination may differ significantly from those indicated in the unaudited pro forma condensed combined financial information included in this Current Report. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical financial position or results that would have been achieved had the Business Combination closed as of June 30, 2024 or the future financial position or results that the post-Business Combination company will achieve. FIAC's or DevvStream's auditors have not audited, reviewed, compiled or performed any procedures with respect to any of the data included in the pro formas included in this Current Report and FIAC's or DevvStream's auditors do not express an opinion or any form of assurance with respect to the pro forma financial information included in this Current Report.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description
10.1	Amendment No.2 to Sponsor Letter Agreement, dated October 29, 2024, by and between FIAC and the Sponsor
10.2	Contribution and Exchange Agreement, dated October 29, 2024, by and among FIAC, DevvStream and Crestmont
10.3	Form of PIPE Agreement
10.4	Form of Carbon Subscription Agreement
10.5	Registration Rights Agreement, dated October 29, 2024, by and between FIAC and Karbon-X Corp
10.6	Purchase Agreement, dated October 29, 2024, by and between FIAC, Helena Global Investment Opportunities I Ltd. and the Sponsor
10.7	Waiver to Certain Business Combination Conditions Precedent, dated October 29, 2024, by and between FIAC, DevvStream and Focus Impact Amalco Sub Ltd.
99.1	Unaudited pro forma condensed combined balance sheet and income statement of DevvStream Holdings Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Disclaimer
This Current Report includes forward-looking statements. Forward-looking statements are statements that are not historical facts and generally relate to future events or FIAC’s or DevvStream’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, FIAC’s, DevvStream’s and the combined company’s expectations with respect to future performance and anticipated financial impacts of the Business Combination or certain transactions described in this Current Report (including, but not limited to, certain share issuances and transfers), the satisfaction of the closing conditions to the Business Combination, the timing of the completion of the proposed Business Combination or the transactions described in this Current Report, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by FIAC and its management, and DevvStream and its management, as the case may be, are inherently uncertain and subject to material change. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the proposed transaction; (2) the outcome of any legal proceedings that may be instituted against FIAC, DevvStream, the combined company or others; (3) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of FIAC and DevvStream or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet Nasdaq’s or another stock exchange’s listing standards following the consummation of the proposed transaction; (6) the risk that the proposed transaction disrupts current plans and operations of FIAC or DevvStream as a result of the announcement and consummation of the proposed transaction; (7) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; (8) costs related to the proposed transaction; (9) changes in applicable laws or regulations; (10) the possibility that FIAC, DevvStream or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) FIAC’s estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; (12) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the definitive proxy statement and prospectus of FIAC related to the Business Combination, filed with the SEC on August 9, 2024, in the definitive proxy statement related to the Extension Amendment Proposal, filed with the SEC on October 24, 2024, and other filings with the SEC; and (13) certain other risks identified and discussed in DevvStream’s Annual Information Form for the year ended July 31, 2023, and DevvStream’s other public filings with Canadian securities regulatory authorities, available on DevvStream’s profile on SEDAR at www.sedarplus.ca.
These forward-looking statements are expressed in good faith, and FIAC, DevvStream and the combined company believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and none of FIAC, DevvStream or the combined company is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which FIAC has filed or will file from time to time with the SEC and DevvStream’s public filings with Canadian securities regulatory authorities. This Current Report is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in FIAC or DevvStream and is not intended to form the basis of an investment decision in FIAC or DevvStream. All subsequent written and oral forward-looking statements concerning FIAC and DevvStream, the proposed transaction or other matters and attributable to FIAC and DevvStream or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 29, 2024	FOCUS IMPACT ACQUISITION CORP.

	By:	/s/ Carl Stanton
	Name:	Carl Stanton
	Title:	Chief Executive Officer